                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                          EXODUS COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

 -------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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                                       1

                                                                    May 5, 2000

To Our Stockholders:

   You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Exodus Communications, Inc., to be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, on Tuesday, June 6, 2000, at 10:00 a.m. Pacific Time.

   The matters expected to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

   It is important that you use this opportunity to take part in the affairs of Exodus by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

   We look forward to seeing you at the meeting.

                                          Sincerely,

                                          [SIG TO COME]
                                          Ellen M. Hancock
                                          President and Chief Executive
                                           Officer

                                   IMPORTANT

   A proxy card is enclosed. We urge you to complete and mail the card promptly in the enclosed envelope, which requires no postage if mailed in the United States. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which case the signed and mailed proxy will be revoked.

                   IT IS IMPORTANT THAT YOU VOTE YOUR STOCK

                          EXODUS COMMUNICATIONS, INC.
                          2831 Mission College Blvd.
                         Santa Clara, California 95054

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Exodus Communications, Inc. will be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, California, on Tuesday, June 6, 2000, at 10:00 a.m. Pacific Time, for the following purposes:

  1. To elect directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

       John R. Dougery           Ellen M. Hancock                   Thadeus J. Mocarski
        Mark Dubovoy              Max D. Hopper                      Naomi O. Seligman
                                 Daniel C. Lynch

  2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock issuable by the Company from 300,000,000 to 1,500,000,000.

  3. To approve an amendment to the Company's 1998 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 9,000,000, from 20,000,000 to 29,000,000 shares.

  4. To approve an amendment to the Company's 1998 Directors Stock Option Plan to change the vesting schedule for grants under the Plan.

  5. To approve an amendment to the Company's 1998 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 1,800,000, from 4,800,000 to 6,600,000, shares and to provide that the number of shares of Common Stock reserved for issuance will automatically be increased each year by an amount equal to 1% of the total number of shares of Common Stock outstanding.

  6. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

  7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on April 25, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Adam W. Wegner
                                          Senior Vice President, Legal and
                                           Corporate Affairs,
                                          General Counsel and Secretary

Santa Clara, California
May 5, 2000

                            YOUR VOTE IS IMPORTANT

    Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

                          EXODUS COMMUNICATIONS, INC.
                          2831 Mission College Blvd.
                         Santa Clara, California 95054

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                  May 5, 1999

   The accompanying proxy is solicited on behalf of the Board of Directors of Exodus Communications, Inc., a Delaware corporation (the "Company" or "Exodus"), for use at the Annual Meeting of Stockholders of the Company to be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, on Tuesday, June 6, 2000 at 10:00 a.m. Pacific Time (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on April 25, 2000 will be entitled to vote at the Meeting. At the close of
business on April 25, 2000, the Company had [           ] shares of Common
Stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 5, 2000. The Company's 1999 annual report to stockholders is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   Holders of Exodus Common Stock are entitled to one vote for each share held as of the April 25, 2000 record date.

   The seven candidates for election as directors at the Meeting who receive the highest number of affirmative votes will be elected. Passage of Proposal No. 2 requires the affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote. Proposals 3, 4, 5 and 6 require the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposals. All votes will be tabulated by the inspector of election appointed for the Meeting, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as negative votes with regard to Proposals 2, 3, 4, 5 and 6. In the event that a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, such broker non-votes will also be counted towards a quorum and will have the same effect as negative votes with regard to Proposal No. 2, but will not be counted in determining whether Proposals 3, 4, 5 or 6 are approved.

                           EXPENSES OF SOLICITATION

   The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Skinner & Co., Inc. will assist the Company in obtaining the return of proxies, at an estimated cost to the Company of $7,000.

                            REVOCABILITY OF PROXIES

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

   The Board of Directors of Exodus has nominated the following persons for election as directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until such director's earlier resignation, death or removal:
Ellen M. Hancock, John R. Dougery, Mark Dubovoy, Max D. Hopper, Daniel C. Lynch, Thadeus J. Mocarski and Naomi O. Seligman.

   Shares represented by the accompanying proxy will be voted "for" the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. Effective as of the date of the Meeting, the Board will consist of seven members. In the event that any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the present Board may determine. Each nominee has agreed to serve as a director if elected.

                                                                                     Director
Name of Director         Age Principal Occupation                                     Since
----------------         --- --------------------                                    --------
Ellen M. Hancock........  57 Chief Executive Officer, President and Director           1998
John R. Dougery (1).....  60 President, Dougery Ventures                               1996
Mark Dubovoy (2)........  53 Managing Partner, Leapfrog Ventures                       1996
Max D. Hopper (2)(3)....  65 Chief Executive Officer, Max D. Hopper Associates, Inc.   1998
Daniel C. Lynch.........  58 Owner, Lynch Enterprises                                  1998
Thadeus J. Mocarski       38 Officer, Fleet Equity Partners                            1997
 (2)....................
Naomi O. Seligman (1)...  66 Senior Partner, Research Board                            1999

--------
(1) Member of the Audit Committee
(2) Member of the Corporate Governance Committee
(3) Member of the Compensation Committee

   Ellen M. Hancock has served as a director of Exodus since 1998. She has been our President since joining us in March 1998, and has served as our Chief Executive Officer since September 1998. She served as the acting Vice President, Marketing of Exodus from July 1998 to October 1998. From July 1996 to July 1997, she served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. From September 1995 to May 1996, Ms. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation. From 1966 to 1995, she served in various staff, managerial and executive positions at International Business Machines Corporation, most recently as Senior Vice President and Group Executive. Ms. Hancock is also a director of Colgate-Palmolive Company and Aetna Inc. She holds a B.A. degree in mathematics from The College of New Rochelle and an M.A. degree in mathematics from Fordham University.

   John R. Dougery has served as a director of Exodus since February 1996. He has been President of Dougery Ventures, a venture capital firm, since January 1998. Prior to that he was a general partner of Dougery & Wilder, a venture capital firm, from 1981 to December 1997. Mr. Dougery is also a director of iPrint.com, inc., an online provider of professional print services. Mr. Dougery holds an A.B. degree in mathematics from the University of California, Berkeley and an M.B.A. degree from Stanford University.

   Mark Dubovoy has served as a director of Exodus since October 1996. He was a founder and has served as the Managing Partner of Leapfrog Ventures, a venture capital partnership, since November 1999. He also was a founder and has served as a general partner of Information Technology Ventures, a venture capital partnership, since 1994. Mr. Dubovoy was a general partner of Grace/Horn Ventures, a venture capital partnership, from 1991 to 1994. Mr. Dubovoy holds a B.S. degree in physics from the National University of Mexico and M.A. and Ph.D. degrees in physics from the University of California, Berkeley.

   Max D. Hopper has served as a director of Exodus since January 1998. Mr. Hopper has been the Chief Executive Officer of Max D. Hopper Associates, Inc., an information services management consulting firm, since 1995. From 1985 to January 1995, he served in various positions at American Airlines, a subsidiary of AMR Corporation, most recently as Senior Vice President, Information Systems and Chairman of the SABRE Group. Mr. Hopper is also a director of Gartner Group, Inc., USData Corporation, Accrue Software, Inc., Metrocall, Inc., Payless Cashways, Inc. and United Stationers, Inc. He holds a B.S. degree in mathematics from the University of Houston.

   Daniel C. Lynch has served as director of Exodus since January 1998. Mr. Lynch has been the owner of Lynch Enterprises, a venture capital firm, since 1993. From 1991 to 1993, he was the Chairman of the Board of Interop, a conference and trade show company, which he founded and which is now a division of ZD Comdex Forums. Mr. Lynch is a director of Cybercash, Inc., which he founded. He holds a B.S. degree in mathematics from Loyola Marymount University and an M.A. degree in mathematics from the University of California, Los Angeles.

   Thadeus J. Mocarski has served as a director of Exodus since June 1997. Mr. Mocarski has been an officer of various entities affiliated with Fleet Equity Partners, a private equity firm, since 1994. Prior to joining Fleet Equity Partners, Mr. Mocarski was an attorney with the law firm of Edwards & Angell. Mr. Mocarski holds a B.A. degree in economics and government from Colby College and a J.D. degree from the Washington College of Law.

   Naomi O. Seligman has served as a director of Exodus since July 1999. Ms. Seligman was a founder of Cassius Advisors, a management consultancy, and has served as a senior partner since September 1999. Prior to that, she was a senior partner of The Research Board, a private-sector research institute, from 1971 to 1999. Ms. Seligman holds a B.A. degree in economics from Vassar College and an M.B.A. degree from the London School of Economics. Ms. Seligman is also a director of Dun & Bradstreet Corporation, Ventro Corporation, Martha Stewart Living Omnimedia, Inc. and Sun Microsystems, Inc.

Board of Directors Meetings and Committees

   Board of Directors. The Board met twelve times during 1999, including six telephone conference meetings, and did not act by written consent. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board held during the period for which he or she was a director and the total number of meetings held by all committees of the Board on which such director served that were held during that period, except Mark Dubovoy, who attended two-thirds of such meetings.

   The Board's standing committees include an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

   Audit Committee. Mr. Dougery, Ms. Seligman and Frederick W. W. Bolander are the current members of the Audit Committee. Mr. Bolander will no longer serve on the Board or the Audit Committee after the Meeting. The Audit Committee met six times during 1999. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures. It reviews the general scope of the Company's annual audit and the fees charged by the independent accountants, and reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company, and after such review, makes recommendations to the full Board. The Committee also performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

   Corporate Governance Committee. Messrs. Dubovoy, Hopper and Mocarski are the current members of the Corporate Governance Committee. The Corporate Governance Committee, which met six times during 1999, reviews, monitors and recommends changes to the manner in which the Company is governed. It also reports to the Board on those matters and makes specific recommendations for full Board action, as appropriate. The Corporate Governance Committee also acts as a nominating committee.

   Compensation Committee. Messrs. Bolander, Hopper and Peter A. Howley are the current members of the Compensation Committee. Messrs. Bolander and Howley will no longer serve on the Board or the Compensation Committee after the Meeting. The Compensation Committee, which met eight times during 1999, makes decisions regarding all forms of salary paid to the executive officers of the Company, including decisions regarding the grant of all forms of bonus and stock compensation provided to executive officers of the Company. It also makes decisions regarding the long-term strategy of employee compensation, the types of stock and other compensation plans to be used by the Company and the shares and amounts reserved thereunder, and any other compensation matters as from time to time directed by the Board of Directors. The Committee also administers the Company's employee stock and option plans.

           The Board of Directors recommends a vote FOR the election
                      of each of the nominated directors

      PROPOSAL NO. 2--AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

   On February 29, 2000, the Board of Directors approved an amendment to the Company's Restated Certificate of Incorporation, subject to stockholder approval, to increase the authorized number of shares of Common Stock of the Company from 300,000,000 shares, $0.001 par value per share, to 1,500,000,000 shares, $0.001 par value per share. The number of authorized shares of preferred stock will remain unchanged at 5,000,000 shares. On April 25, 2000,
[           ] shares of Exodus Common Stock were issued and outstanding,
[          ] shares were reserved for issuance upon exercise of outstanding
options, [       ] shares were reserved for issuance upon exercise of
outstanding warrants, and [          ] shares were reserved for future grants
under existing stock and stock option plans and outstanding convertible notes.

   The Board believes that authorizing additional shares of Common Stock is essential to provide the Company with the flexibility it needs to meet business needs and to take advantage of opportunities as they arise. The proposed increase in the number of authorized shares of Common Stock would result in additional shares being available for stock splits and stock dividends, stock issuances for other corporate purposes, such as acquisitions of businesses or assets, increases in shares reserved for issuance pursuant to employee benefit plans, and sales of stock or convertible securities for capital raising purposes. The additional shares would have rights identical to the currently outstanding Common Stock and would be available for issuance without further stockholder action, unless stockholder action is otherwise required by Delaware law or the rules of any stock exchange or automatic quotation system on which the Common Stock may then be listed or quoted.

   On March 3, 2000, the Board announced that it would effect a two-for-one stock split in the form of a stock dividend payable to stockholders of record on June 7, 2000, assuming this proposal is approved. Under Delaware law, the Board cannot split the Company's stock by means of a 100% stock dividend without stockholder approval if there are insufficient authorized shares available. In order for the Board to be able to effect this stock split, the Company must have a sufficient number of authorized shares. The Board expects that the proposed two-for-one stock split will result in a market price for the Company's Common Stock that should be more attractive to a broader spectrum of investors and therefore should benefit both the Company and its stockholders. The stock split will not be effected if the proposed increase in the authorized Common Stock is not approved by stockholders.

   In addition to these purposes, the proposed amendment could have an anti-takeover effect, although that is not our intention. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of the Company by causing additional authorized shares to be issued to holders who might side with our Board in opposing a takeover bid. The amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of takeover attempts, the proposed amendment may limit the opportunity of our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, our Board is not aware of any attempt or proposal to takeover or transfer control of the Company, and we are not proposing this amendment with the intent that it be used as a type of anti-takeover device.

   The Company has adopted a stockholder rights agreement in which is designed to protect stockholders from proposed takeovers and other takeover tactics by providing our stockholders with specified rights to acquire shares of our capital stock upon the occurrence of certain events. Although the rights agreement provides for the issuance of preferred stock in the event the rights become exercisable under the terms of the rights agreement, we may, under some circumstances, be required to issue a substantial number of shares of Common Stock. A failure to have a sufficient number of shares available could result in a delay or failure of implementation of the rights agreement. An increase in the authorized number of shares of Common Stock could therefore make a change of control of the Company more difficult by facilitating the operation of the rights agreement.

   Other than the proposed stock split and the increase in the shares reserved for issuance pursuant to the Company's 1998 Equity Incentive Plan and 1998 Employee Stock Purchase Plan, as set forth in Proposals 3 and 5 herein, the Company currently has no specific plans, arrangements or understandings with respect to the issuance of the additional shares, and no other change in the rights of stockholders is proposed. If this proposal and Proposals 3 and 5 are approved by stockholders, based on the number of shares outstanding as of April 25, 2000 as adjusted for the proposed two-for-one stock split,
[           ] shares of Exodus Common Stock would then be issued and
outstanding, [          ] shares would be reserved for issuance upon exercise
of outstanding options, [       ] shares would be reserved for issuance upon
exercise of outstanding warrants, and [          ] shares would be reserved
for future grants under existing stock and stock option plans and outstanding convertible notes.

   If the stockholders approve the proposed amendment, the Company will file with the Secretary of State of the State of Delaware a Certificate of Amendment of its Restated Certificate of Incorporation reflecting the increase in authorized shares.

         The Board of Directors recommends a vote FOR the amendment to increase the number of shares of Common Stock authorized to be issued by the
                                    Company

            PROPOSAL NO. 3--AMENDMENT OF 1998 EQUITY INCENTIVE PLAN

   The stockholders are being asked to approve an amendment to the 1998 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares
reserved for issuance thereunder by 9,000,000, or approximately [    ]% of the
total outstanding shares of the Company on April 25, 2000.

   The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry. The granting of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet its goals and facilitate the Company's expansion of its employee base.

   The Board approved the proposed amendment on February 29, 2000, to be effective on stockholder approval. Below is a summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

Incentive Plan History

   The Incentive Plan, covering 1,500,000 shares of Common Stock plus certain shares that were available for issuance under the Company's 1997 Equity Incentive Plan (the "1997 Plan") which became available for issuance under the Incentive Plan, was adopted by the Board in January 1998 and approved by the stockholders in February 1998. On April 12, 1999, the Company effected a two-for-one stock split and the number of shares reserved for issuance under the Incentive Plan was automatically adjusted to 3,000,000 shares plus certain shares from the 1997 Plan. On June 2, 1999, the stockholders approved an increase of 2,000,000 shares of the Company's Common Stock reserved for issuance under the Incentive Plan. On August 12, 1999 and December 14, 1999, respectively, the Company effected two additional two-for-one stock splits and as a result of these splits, the number of shares reserved was automatically adjusted to 20,000,000 plus certain shares from the 1997 Plan. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

   From inception of the Incentive Plan in January 1998 to April 25, 2000,
options to purchase an aggregate of [          ] shares of the Company's
Common Stock were granted under the Incentive Plan. Of these, options were granted to the Named Executive Officers (defined below) as follows: Ellen M.
Hancock: 1,800,000 shares; Herbert Dollahite: 1,070,000 shares; James J.
McInerney: 180,000; Sam S. Mohamad: 880,000 shares; and Richard S. Stoltz, 720,000 shares. During the same period, the Company's executive officers as of April 25, 2000 as a group (nine persons) were granted options to purchase a total of 610,000 shares, all of the Company's employees as of April 25, 2000, including officers who are not executive officers, as a group had been granted options to purchase a total of 17,768,832 shares, and the current directors who are not executive officers as a group (nine persons) were granted 1,520,000 options. No options were granted during the period under the Incentive Plan to any associate of any executive officer or director of the Company and no person received 5% or more of such options, other than Ms. Hancock.

Shares Subject to the Incentive Plan

   The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. After taking into account the proposed amendment, the Board has reserved a total of 29,000,000 shares of Common Stock plus certain shares from the 1997 Plan for issuance under the Incentive Plan. Pursuant to the terms of the Incentive Plan as originally adopted and approved by the stockholders: (a) any shares not issued or subject to outstanding grants under the 1997 Plan on the effective date of the Incentive Plan, (b) any shares issuable upon exercise of awards granted under the 1997 Plan that expire or become unexercisable for any reason without having been exercised in full and (c) any shares that were issued under awards granted under the 1997 Plan that are repurchased at the original issue price or are forfeited, become available for issuance under the Incentive Plan. As
of April 25, 2000, [       ] shares have become available for grant under the
Incentive Plan as a result of shares that have poured over from the 1997 Plan.

   If any option granted pursuant to the Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award granted thereunder terminates without shares being issued, the shares released from such award will again become available for grant and purchase under the Incentive Plan. In the event that shares issued pursuant to awards granted under the Incentive Plan are repurchased at the original issue price, such shares will also again become available for grant and purchase under the Incentive Plan. The number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Eligibility

   Employees, officers, directors, consultants, independent contractors and advisors of the Company and of any parent or subsidiary of the Company (the "Participants") are eligible to receive awards under the Incentive Plan. No Participant is eligible to receive more than 750,000 shares of Common Stock under the Incentive Plan in any calendar year, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,250,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of
April 25, 2000, approximately [           ] persons were eligible to
participate in the Incentive Plan, [          ] shares had been issued upon
exercise of options, [          ] shares were subject to outstanding options,
and no shares had been issued pursuant to restricted stock awards or stock
bonus awards. As of that date, [          ] shares were available for future
grant pursuant to the Incentive Plan, after taking into account the proposed amendment to the Incentive Plan and the shares originally reserved for issuance under the 1997 Plan that have become available for distribution under the Incentive Plan. The closing price of the Company's Common Stock on the
Nasdaq National Market was $[      ] per share on April 24, 2000, the last
trading day before the Record Date.

Administration

   The Incentive Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee currently consists of Frederick W.W. Bolander, Max D. Hopper and Peter A. Howley. Each of these directors is a "non-employee director", within the meaning of Rule 16b-3 promulgated under the Exchange Act, and an "outside director", within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

   Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

Stock Options

   The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. Options typically vest over a 50-month period while the Participant provides services to the Company or any of its subsidiaries. It is the Company's general policy to suspend the vesting beginning on the 31st day of an employee's leave of absence.

   The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share at the time the ISO is granted. The option exercise price for each NQSO must be no less than 85% of the fair market value of a share of Common Stock at the time of grant.

   The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee: (1) in cash; (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock obtained by Participant in the public market or owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

Restricted Stock Awards

   The Committee may grant Participants awards to purchase shares of restricted stock under the Incentive Plan under such terms, conditions and restrictions as the Committee may determine. A restricted stock award is an offer by the Company to sell to a Participant shares of the Company's Common Stock that are subject to restrictions established by the Committee. These restrictions may be based upon completion by the Participant of a specified number of years of service or by the attainment of certain performance goals established by the Committee, for example. The purchase price for each such award is determined by the Committee at the time of grant and may be less than the fair market value of the Company's Common Stock on the date of the award. In the case of an award to a 10% stockholder, the purchase price will be at least 100% of fair market value. The purchase price may be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as approved by the Committee.

Stock Bonus Awards

   The Committee may grant Participants stock bonus awards under the Incentive Plan on such terms, conditions and restrictions as the Committee may determine. A stock bonus is an award of shares for services rendered. Stock bonuses may be awarded for past services already rendered or upon satisfaction of performance goals that are set out in advance in the Participant's stock bonus award agreement.

Mergers, Consolidations, Change of Control

   In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of its assets, or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume, replace or substitute the options awarded, such options will expire upon the closing of such transaction at the time and upon the conditions as the Committee determines. The Committee may, in its sole discretion, provide that the vesting of any or all awards granted pursuant to the Incentive Plan will accelerate in whole or in part.

Amendment of the Incentive Plan

   The Board may, at any time, terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. The Board will not amend the Incentive Plan, without the approval of the stockholders, in any manner that requires stockholder approval.

Term of the Incentive Plan

   Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire on January 14, 2008, ten years from the date it was adopted by the Board of Directors.

Federal Income Tax Information

   The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to the Company and participants under the Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Any tax effects that accrue to foreign participants as a result of participating in the Incentive Plan are governed by the tax laws of the countries in which such participant resides. Each participant is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences if participation in the Incentive Plan.

   Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise, unless the Participant is subject to the alternative minimum tax ("AMT"). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. The rate of taxation that applies to capital gain depends upon the amount of time the ISO Shares are held by the Participant.

   If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

   Alternative Minimum Tax. The difference between the option exercise price and the fair market value of the ISO Shares that are vested on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular income tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

   Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO for vested shares, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss, taxable at a rate that depends upon the length of time the shares were held by the Participant.

   Restricted Stock and Stock Bonus Awards. A Participant who receives a restricted stock award or a stock bonus award will include the amount of the award in income as compensation at the time that any forfeiture restrictions on the shares of stock lapse, unless the Participant makes a timely election under Code Section 83(b). If the Participant does not timely make an 83(b) election, the Participant will include in income the fair market value of the shares of stock on the date that the restrictions lapse as to those shares, less any purchase price paid for such shares. The included amount may be treated as ordinary income by the Participant and will be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's award).

   If the Participant makes a timely 83(b) election, the Participant who receives a restricted stock award will include in income as ordinary income, the fair market value of the shares of stock on the date of receipt of the award, less any purchase price paid for such shares, and the Participant who receives a stock bonus will include in income as ordinary income, the fair market value of the shares of stock on the date of receipt of the award. The income may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's award). If the award is subsequently forfeited, the Participant will not receive any deduction for the amount treated as ordinary income.

   Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. In order to receive long-term capital gain treatment, the shares acquired pursuant to the Incentive Plan must be held for more than twelve months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

   Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt by the Participant of restricted stock or a stock bonus to the extent that the Participant recognizes ordinary income and the Company properly reports such income to the Internal Revenue Service (the "IRS"). The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that the Company properly reports such income to the IRS.

ERISA

   The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under
Section 401(a) of the Code.

 The Board of Directors recommends a vote FOR the approval of the amendment to the
                     Company's 1998 Equity Incentive Plan

         PROPOSAL NO. 4--AMENDMENT TO 1998 DIRECTORS STOCK OPTION PLAN

   Stockholders are being asked to approve an amendment to the Company's 1998 Directors Stock Option Plan (the "Directors Plan") to change the vesting schedule for options granted under the plan from annual vesting to monthly vesting after the first anniversary of the date of grant in the case of initial grants and from annual vesting to monthly vesting in the case of subsequent grants. Under the proposed amendment, the initial 40,000-share option grant, that is automatically granted to each non-employee member of the Board upon commencement of service as a director, will vest as to one-third of the shares on the first anniversary of the date of grant and thereafter as to 2.7777% of the shares over each of the next 24 months, provided the optionee is still a member of the Board or a consultant to us. The succeeding 10,000-share option grants, that are automatically granted to each non-employee member of the Board upon re-election at each annual meeting of stockholders, will vest monthly over 48 months at a rate of 2.0833% monthly, provided the optionee is still a member of the Board or a consultant to us. The Board believes that the proposed amendment to the vesting schedule is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality outside directors. The Directors Plan plays an important role in the Company's efforts to attract and retain outside directors of outstanding ability.

   The Board approved the proposed amendment on February 29, 2000, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Directors Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Directors Plan.

Directors Plan History

   The Directors Plan, covering 200,000 shares of Common Stock, was adopted by the Board in January 1998 and approved by the stockholders in February 1998. As a result of stock splits since that date, the number of shares reserved was automatically adjusted to 1,600,000. The purpose of the Directors Plan is to enhance the Company's ability through the use of equity incentives to attract and retain highly qualified outside directors.

Shares Subject to the Directors Plan

   The stock subject to options under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The number of shares that may be issued pursuant to the Directors Plan is 1,600,000, subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option will again be available for the grant of options under the Directors Plan.

Administration

   The Directors Plan is administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

Eligibility

   Under the Directors Plan, the Company automatically grants options to each director of the Company who is not an employee of the Company or of any parent, subsidiary or affiliate of the Company (the "Outside Directors") in accordance with the formula specified in the next paragraph. As of April 25, 2000, eight persons were eligible to receive options pursuant to the Directors Plan, 50,000 shares had been issued upon exercise of options, and the Company's current non-employee directors, as a group, had been granted options to purchase an aggregate of 720,000 shares under the Directors Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was
$[     ] per share on April 24, 2000, the last trading day before the Record
Date.

Formula for Option Grants

   Under the Directors Plan, each Outside Director is automatically granted an option to purchase 40,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"). At each annual meeting of stockholders thereafter, each Outside Director is automatically granted an option to purchase 10,000 shares of Common Stock, so long as he or she continuously remains a director of the Company
(a "Succeeding Grant").

Terms of Option Grants

   Options granted pursuant to the Directors Plan are intended to be NQSOs. Each Initial Grant and Succeeding Grant has a maximum a term of ten years. The Initial Grant vests as to one-third of the total shares on the first anniversary of the date of grant and then 2.7777% monthly for the next twenty-four months thereafter, provided the optionee is still a member of the Board or a consultant to the Company. Each Succeeding Grant vests at a rate of 2.0833% monthly over the next forty-eight months following the date of grant provided the optionee is still a member of the Board or a consultant to the Company.

   The option exercise price is the "fair market value" (as defined in the Directors Plan) of the Common Stock as of the date of the grant. The option exercise price will be payable in cash and in a number of other forms of consideration, including fully paid shares of Common Stock owned by the Outside Director for more than six months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment," or through any combination of the foregoing.

Mergers, Consolidations, Change of Control

   In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of its assets or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the Directors Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the options). In the event of such a change in control, the vesting of all Directors Plan options will accelerate and the options will become exercisable in full prior to the consummation of the transaction.

Amendment of the Directors Plan

   The Board, to the extent permitted by law, and with respect to any shares at the time not subject to options, may terminate or amend the Directors Plan.

Term of the Directors Plan

   Unless terminated earlier as provided in the Directors Plan, options may be granted pursuant to the Directors Plan from time to time up until January 15, 2008, ten years after the date the Board adopted the Directors Plan.

Federal Income Tax Information

   For the federal tax implications to the Outside Directors and the Company for options granted under the Directors Plan, see the discussion of the tax implications of NQSOs in "Proposal No. 3--Amendment of 1998 Equity Incentive Plan--Federal Income Tax Information" above.

ERISA

   The Directors Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

New Plan Benefits

   The following table shows, in the aggregate, the options that will be granted to non-employee directors under the Directors Plan in 2000 if the nominees in this Proxy Statement are elected. Since all current non-employee directors are incumbent directors, no director who is elected at the Meeting will receive an Initial Grant.

                                                                     Number
                                                                       of
         Name and Position            Exercise Price (per share)     shares
         -----------------            --------------------------     ------
   All current directors who are  Fair market value on date of grant 70,000 not executive
    officers and who are
    standing for election
    at the Meeting, as a group
    (7 persons)

   Future awards to executive officers and employees of the Company under the Incentive Plan and the Stock Purchase Plan are discretionary and cannot be determined at this time. We have therefore not included a table that reflects any such awards.

 The Board of Directors recommends a vote FOR the approval of the amendment to the
                  Company's 1998 Directors Stock Option Plan

        PROPOSAL NO. 5--AMENDMENT TO 1998 EMPLOYEE STOCK PURCHASE PLAN

   Stockholders are being asked to approve an amendment to the Company's 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares, from 4,800,000 shares to 6,600,000 shares, and to provide for an automatic increase each year in the pool of shares reserved for issuance thereunder equal to 1% of the total shares outstanding at the end of the Company's fiscal year, provided that such annual increases will in no event cause the number of shares issuable under the Stock Purchase Plan to exceed 20,000,000. The Board believes that the increase in the number of shares reserved for issuance under the Stock Purchase Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Stock Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

   The Board approved the proposed amendment on February 29, 2000, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Stock Purchase Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Stock Purchase Plan.

Stock Purchase Plan History

   The Stock Purchase Plan, covering 600,000 shares of Common Stock, was adopted by the Board in January 1998 and approved by the stockholders in February 1998. As a result of stock splits since that date, the number of shares reserved was automatically adjusted to 4,800,000 shares. The purpose of the Stock Purchase Plan is to provide employees of the Company and its subsidiaries and affiliates designated by the Board as eligible to participate in the Stock Purchase Plan ("Participating Employees") with a convenient means to acquire an equity interest in the Company through payroll deductions and to provide an incentive for continued employment. The Company intends that the Stock Purchase Plan qualifies as an "employee stock purchase plan" under
Section 423 of the Code.

Shares Subject to the Stock Purchase Plan

   The stock subject to issuance under the Stock Purchase Plan consists of shares of the Company's authorized but unissued Common Stock. The Board has reserved a total of 6,600,000 shares of Common Stock for issuance under the Stock Purchase Plan and such additional number as may be required as a result of this proposed amendment to the Stock Purchase Plan, assuming such amendment is approved by the Company's stockholders. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Administration

   The Stock Purchase Plan is administered by the Compensation Committee. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan will be final and binding on all Participating Employees.

Eligibility

   All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Stock Purchase Plan, except the following: (a) employees who are not employed by the Company five days before the beginning of such Offering Period; (b) employees who are customarily employed for less than 20 hours per week; (c) employees who are customarily employed for less than five months in a calendar year; and (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. Individuals who provide services as independent contractors are not eligible.

   As of April 25, 2000, approximately 2,250 persons were eligible to participate in the Stock Purchase Plan. At that date, 1,435,728 shares had been issued pursuant to the Stock Purchase Plan, and 3,364,272 shares were available for future issuance under the Stock Purchase Plan, after taking into account the proposed amendment to the Stock Purchase Plan. The closing price
of the Company's Common Stock on the Nasdaq National Market was $[     ] per
share on April 24, 2000, the last trading day before the Record Date.

   Participating Employees participate in the Stock Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's base salary not to exceed $250,000 per year, before any deductions from the Participating Employee's salary pursuant to Sections 125 or 401(k) of the Code.A Participating Employee sets the rate of such payroll deductions, which may be from 2% up to 10 % of such employee's base salary. When calculating base salary for such purpose, the amount contributed to a Section 125 or 401(K) plan is ignored, as are base salary amounts in excess of $250,000.

Offering Periods

   Each offering of Common Stock under the Stock Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods commence May 1 and November 1 of each year and end April 30 and October 31 of each year, respectively. Each Offering Period consists of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Stock Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change the dates or the duration of Offering Periods or Purchase Periods without stockholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

   Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period is set by a Participating Employee, that rate is effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period and may only increase or lower the rate of payroll deductions for an ongoing Offering Period once during each Purchase Period.

Purchase Price

   The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan is 85% of the lesser of the fair market value of the shares on the Offering Date or the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on the Nasdaq National Market on the date of determination as reported by Nasdaq.

Purchase of Stock Under the Stock Purchase Plan

   The number of shares a Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period.

Withdrawal or Suspension

   A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. A Participating Employee may suspend contributions by reducing his or her payroll deduction percentage to zero during an Offering Period. Payroll deductions accumulated prior to the suspension are used to purchase shares. If the withdrawal or suspension of deductions occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least five days before the Offering Date.

Amendment of the Stock Purchase Plan

   The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of Offering Periods that are open at the time, nor may any amendment make any change in the terms of Offering Periods that are open at the time which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would increase the number of shares that may be issued under the Stock Purchase Plan or change the designation of the employees eligible for participation in the Stock Purchase Plan.

Term of the Stock Purchase Plan

   The Stock Purchase Plan will continue until the earlier to occur of: (a) termination of the Stock Purchase Plan by the Board; (b) the issuance of all the shares of Common Stock reserved for issuance under the Stock Purchase Plan; or (c) January 15, 2008, ten years after the date the Board adopted the Stock Purchase Plan.

Federal Income Tax Information

   The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to the Company and employees participating in the Stock Purchase Plan. Federal tax laws may change and the federal, state and local tax consequences for any Participating Employee will depend upon his or her individual circumstances. Each Participating Employee has been and is encouraged to seek the advice of a qualified tax adviser regarding the tax consequences of participation in the Stock Purchase Plan.

   The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

   Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

   If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (a) 15% of the fair market value of the shares at the beginning of the Offering Period; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

   If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

   Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees are required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

   ERISA. The Stock Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

 The Board of Directors recommends a vote FOR the approval of the amendment to the
                  Company's 1998 Employee Stock Purchase Plan

    PROPOSAL NO. 6--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of March 31, 2000, with respect to the beneficial ownership of our Common Stock by each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, each director and director nominee, each Named Executive Officer and all current directors and executive officers as a group.

                                                                        Percent
                                                               Shares     of
Beneficial Owner                                               Owned     Class
----------------                                             ---------- -------
FMR Corp. (2)..............................................  25,528,323  12.7%
Janus Capital Corp. (3)....................................  16,038,383   8.0%
K.B. Chandrasekhar (4).....................................   7,905,484   3.9%
Ellen M. Hancock (5) ......................................   3,870,128   1.9%
John R. Dougery (6) .......................................   2,919,516   1.4%
Richard S. Stoltz (7) .....................................   1,328,520     *
Peter A. Howley (8) .......................................     490,572     *
Sam S. Mohamad (9) ........................................     376,501     *
Herbert A. Dollahite (10) .................................     372,081     *
Max D. Hopper (11) ........................................     173,451     *
Daniel C. Lynch (12).......................................     141,331     *
James J. McInerney (13) ...................................     122,000     *
Mark Dubovoy (14) .........................................      65,013     *
Thadeus J. Mocarski (15) ..................................      20,000     *
Frederick W.W. Bolander (16) ..............................      16,400     *
Naomi O. Seligman (17) ....................................           0     *
All current executive officers and directors as a group (17
 persons) (18) ............................................  17,998,791   8.9%

--------
  * Represents less than 1% of our outstanding Common Stock.
 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or convertible notes that are currently exercisable or exercisable within 60 days are deemed to be outstanding and to be beneficially owned by the person holding such options or convertible notes for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
 (2) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000. Includes 153,246 shares issuable upon conversion of $1,740,000 principal amount of our 5% convertible subordinated notes due March 15, 2006, and includes 83,329 shares issuable upon conversion of $5,867,000 principal amount of our 4.75% convertible subordinated notes due July 15, 2008. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.
 (3) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2000. Janus Capital Corporation is a registered investment adviser which furnishes investment advice to several investment companies registered under Section 8 of the Investment Company Act of 1940 and individual and institutional clients. The address of Janus Capital Corporation is 100 Fillmore Street, Suite 300, Denver, CO 80206-4923.
 (4) Includes 591,984 shares held by Mr. Chandrasekhar and his wife as trustees for three trusts for their minor children, 7,024 shares held by the K.B. Chandrasekhar Family Foundation, of which Mr. Chandrasekhar is a trustee, and 128,001 shares subject to options exercisable within 60 days. Mr. Chandrasekhar is currently our Chairman of the Board of Directors, but will no longer serve on the Board after the Meeting.
 (5) Includes 582,941 shares held by Ms. Hancock and her husband, 23,953 shares held by the Hancock Foundation Fund, and 1,810,207 shares subject to options exercisable within 60 days. Ms. Hancock is our Chief Executive Officer, President and a director.

 (6) Represents 1,708,432 shares held in the Dougery Revocable Trust, of which Mr. Dougery and his wife are the trustees, 874,692 shares held by Mr. Dougery as trustee of three trusts for his children, 202,700 shares held by Mr. Dougery's wife as trustee for a separate trust, 113,692 shares held by Dougery Ventures LLC, of which Mr. Dougery is President, and 20,000 shares subject to options exercisable within 60 days. Mr. Dougery is a director of Exodus.
 (7) Includes 305,568 shares held by Goldman Sachs Exchange Funds and 812,133 shares subject to options exercisable within 60 days. Mr. Stoltz served as our Executive Vice President, Finance, Chief Operating Officer and Chief Financial Officer until January 31, 2000.
 (8) Includes 116,000 shares subject to options exercisable within 60 days. Mr. Howley is currently a director of Exodus, but will no longer serve on the Board after the Meeting.
 (9) Includes 357,869 shares subject to options exercisable within 60 days. Mr. Mohamad is our Executive Vice President, Worldwide Sales.
(10) Includes 76,205 shares subject to options exercisable within 60 days. Mr. Dollahite is our Executive Vice President, Quality and Customer Services & Support.
(11) Includes 126,667 shares subject to options exercisable within 60 days. Mr. Hopper is a director of Exodus.
(12) Includes 66,667 shares subject to options exercisable within 60 days. Mr. Lynch is a director of Exodus.
(13) Includes 114,000 shares subject to options exercisable within 60 days. Mr. McInerney is our Executive Vice President, Engineering.
(14) Represents 54,890 shares held by Mr. Dubovoy; 123 shares held by Mr. Dubovoy's son who lives at home; and 10,000 shares subject to options exercisable within 60 days. Mr. Dubovoy is a director of Exodus.
(15) Represents 20,000 shares subject to options exercisable within 60 days. Mr. Mocarski, a director of Exodus.
(16) Includes 10,000 shares subject to options exercisable within 60 days. Mr. Bolander is currently a director of Exodus, but will no longer serve on the Board after the Meeting.
(17) Ms. Seligman is a director of Exodus.
(18) Includes 3,816,549 shares subject to options exercisable within 60 days held by our executive officers and directors.

                            EXECUTIVE COMPENSATION

Officer Compensation

   The following table sets forth all compensation awarded to, earned by or paid for services rendered to Exodus in all capacities during the years ended December 31, 1997, 1998 and 1999 by (i) our chief executive officer, and the four other most highly compensated executive officers other than the chief executive officer who were serving as executive officers as of December 31, 1999 (collectively, the "Named Executive Officers").

                          Summary Compensation Table

                                                                        Long-Term
                                                                       Compensation
                                     Annual Compensation                  Awards
                          -------------------------------------------- ------------
                                                                        Securities
                                                        Other Annual    Underlying
                          Year Salary ($)   Bonus ($) Compensation ($)   Options
                          ---- ----------   --------- ---------------- ------------
Ellen M. Hancock........  1999  250,192          --           --          600,000
 President and Chief
  Executive Officer (1)   1998  156,213          --           --        6,975,848(5)
                          1997      --           --           --              --
Herbert A. Dollahite ...  1999  200,000       54,800          --          190,000
 Executive Vice
  President, Customer
  Services                1998   95,192        6,000          --          880,000(5)
 and Support and Quality
  (2)                     1997      --           --           --              --
James J. McInerney......  1999  200,000       53,000          --          180,000
 Executive Vice
  President, Engineering
  (3)                     1998   38,462          --           --        1,200,000(5)
                          1997      --           --           --              --
Sam S. Mohamad .........  1999  297,350(6)       --        12,000(7)      400,000
 Executive Vice
  President, Worldwide    1998  381,546(6)       --         5,000(7)      480,000(5)
 Sales and Professional
  Services                1997  273,626(6)    70,000          --        1,333,331(5)
Richard S. Stoltz ......  1999  210,000       56,690          --          120,000
 Executive Vice
  President, Finance,
  Chief                   1998  160,839      100,000          --        1,080,000(5)
 Operating Officer and    1997  147,500       40,000          --          466,672(5)
  Chief Financial
  Officer (4)

----------------
(1) Ms. Hancock joined us in March 1998.

(2) Mr. Dollahite joined us in June 1998.

(3) Mr. McInerney joined us in October 1998.

(4)  Mr. Stoltz is no longer an executive officer.

(5) Numbers adjusted for stock splits.

(6) Includes sales commissions of $102,350 in 1999, $209,366 in 1998 and $103,542 in 1997.

(7) Represents a car allowance.

     The following table sets forth further information regarding option grants to each of the Named Executive Officers during 1999. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option terms.

                             Option Grants in 1999

                                                                           Potential Realizable
                         Number of  Percentage                            Value at Assumed Annual
                         Securities  of Total                              Rates of Stock Price
                         Underlying   Options                             Appreciation for Option
                          Options   Granted to                                   Term (2)
                          Granted    Employees  Exercise Price Expiration -----------------------
Name                       (#)(1)   in 1999 (%) Per Share ($)     Date         5%         10%
----                     ---------- ----------- -------------- ---------- ----------- -----------
Ellen M. Hancock........  600,000       2.3%        $72.25     12/7/2009  $27,262,582 $69,088,736

Herbert A. Dollahite ...  190,000       0.7          72.25     12/7/2009    8,633,151  21,878,100

James J. McInerney......  180,000       0.7          72.25     12/7/2009    8,178,775  20,726,621

Sam S. Mohamad..........  400,000       1.5          72.25     12/7/2009   18,175,055  46,059,055

Richard S. Stoltz.......  120,000       0.5          72.25     12/7/2009    5,452,516  13,817,747

--------
(1) The options shown in the table were granted at fair market value, are incentive stock options (to the extent permitted under the Internal Revenue Code) and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment with the Company. The options become exercisable monthly over a 50-month period, except for Richard Stoltz, whose options vest 8.33% per month from the date of grant.
(2) The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future Common Stock prices.

   The following table sets forth the number of shares acquired upon the exercise of stock options during 1999 and the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Executive Officers at December 31, 1999. Also reported are values of unexercised "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our Common Stock on December 31, 1999 ($88.8125 per share).

            Aggregated Option Exercises in 1999 and Year-End Values

                                                    Number of Securities      Value of Unexercised
                                                   Underlying Unexercised     In-the-Money Options
                            Shares                   Options at Year-End         at Year-End(2)
                          Acquired on    Value    ------------------------- -------------------------
          Name             Exercise   Realized(1) Exercisable Unexercisable Exercisable Unexercisable
          ----            ----------- ----------  ----------- ------------- ----------- -------------
Ellen M. Hancock .......    733,774   $9,985,285   1,055,956    4,861,982   $91,631,664 $380,109,328
Herbert A. Dollahite ...    140,000    4,332,735     119,206      810,794    10,071,273   55,819,717
James J. McInerney .....    288,000    6,968,460      48,000    1,044,000     4,119,480   77,131,890
Sam S. Mohamad .........    332,000    7,393,259     156,534    1,308,802    13,697,943   85,471,617
Richard S. Stoltz ......        --           --      607,467      975,205    52,998,069   75,399,662

--------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the options on the date of exercise less the aggregate exercise price of the option.
(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise process of outstanding options and the closing price of the Company's Common Stock on December 31, 1999.

Executive Employment Policy

   In December 1997, the Board adopted a form of Executive Employment Policy (the "Policy") to be entered into between us and each of our executive officers and certain of our other employees (together, the "Executives"). Pursuant to the Policy, in the event of a "Termination" (as defined in the Policy) resulting from a "Change of Control" (as defined in the Policy), each Executive's base salary and medical benefits would continue for 18 months for the Chairman, Chief Executive Officer and President and up to 12 months for other Executives. In addition, in the event of a Change in Control, each Executive's options would become exercisable with respect to 50% of such Executive's remaining unvested shares subject to such options. In the event of an "Involuntary Termination" (as defined in the Policy), base salary and medical benefits would generally continue for shorter time periods than those set forth above and the Executive's options would continue to vest during such period. An Executive that "Voluntarily Terminates" (as defined in the Policy) or is terminated for "Cause" (as defined in the Policy) would generally not receive any compensation, additional stock option vesting or other benefits after the date of termination. Pursuant to the Policy, during the term of any payments made to an Executive after termination, such Executive would not be permitted to manage, operate, control, participate in the management, operation or control of or be employed by any other person or entity that is engaged in providing services that are directly competitive with the services offered by us. In addition to the foregoing, pursuant to the terms of the options granted to Mr. K.B. Chandrasekhar in January 1998, such options became vested in full when his employment with the Company terminated in November 1999.

Director Compensation

   Our directors do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending meetings of the Board. Under our 1998 Directors Stock Option Plan, each member of the Board who is not our employee is automatically granted an option for 40,000 shares upon joining the Board, which, after the approval of Proposal No. 4, will vest as to one-third of the total shares on the first anniversary of the date of grant and then 2.7777% monthly over the next 24 months thereafter, provided the optionee is still a member of the Board or a consultant to us. Upon election at the annual meeting of stockholders, each eligible director will automatically be granted an additional option for 10,000 shares, which, if Proposal No. 4 is approved, will vest over four years at a rate of 2.0833% monthly following the date of grant, provided the optionee is still a member of the Board or a consultant to us.

Compensation Committee Interlocks and Insider Participation

   None of the members of the Compensation Committee, consisting of directors Bolander, Howley and Hopper, was at any time during 1999 an officer or employee of Exodus. No executive officer of Exodus served during 1999 or serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee.

                                 REPORT OF THE
                            COMPENSATION COMMITTEE

   This Report of the Compensation Committee is required by the Securities and Exchange Commission (the "SEC") and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.

To the Board of Directors:

   Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is comprised of three independent non-employee directors whose names appear below. None of these directors has interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

   The Committee acts on behalf of the Board to establish the Company's general compensation policy for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the executive officers of the Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1999 Stock Option Plan (the "1999 Plan"), the 1998 Equity Incentive Plan (the "1998 Plan"), the 1997 Equity Incentive Plan, the 1995 Stock Option Plan and the 1998 Employee Stock Purchase Plan.

   The Committee's philosophy in compensating the Company' executive officers, including the Company's CEO and President, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers of the Company is contingent on corporate revenue and customer satisfaction performance. Long-term equity incentives for executive officers are effected through the granting of stock options. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

   The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by the Committee evaluating such information in connection with the Company's corporate goals. The compensation philosophy of the Committee is to tie compensation to corporate performance. The Committee therefore places particular weight on the incentive value of stock options. Subject to the limitations regarding available data, the Committee compared the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

   The Company used the Goldman Sachs Internet Index as its published line of business index. The compensation practices of most of the companies in this Index were not reviewed by the Committee when it reviewed the compensation practices of comparable companies because the Committee determined that they were not the companies the Company competes with for executive talent.

FISCAL 1999 EXECUTIVE COMPENSATION

   BASE COMPENSATION. The Committee reviewed the recommendations and performance of each executive officer and reviewed the market data outlined above to establish a base salary for each executive officer. The Committee determined that less weight should be given to base salary and that stock options should be used to incentivize individual executives and overall corporate performance.

   INCENTIVE COMPENSATION. Cash bonuses are awarded only if the Company meets objectives. For all officers, other than the CEO, the objectives used by the Company as the basis for incentive compensation are revenue and customer satisfaction. The target amount of bonus is determined by the Committee. During fiscal 1999, the Company's executive officers received bonuses ranging from zero to $56,690. The Committee determined that, relative to short-term cash incentive compensation, stock options provide better sustained performance incentives in individual and corporate levels.

   STOCK OPTIONS. As in fiscal 1998, stock options were granted to executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. In fiscal 1999, in order to align executive interests with those of the stockholders, stock options continued to comprise an important component of executive compensation. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on the executive's anticipated future contribution, ability to impact corporate results and past performance or consistency within the executive's peer group. In fiscal 1999, the Committee considered these factors, as well as the number of options held by such executive officers that remained unvested at the time the Committee was considering whether to make new option grants and the amount of shares of any new option grant. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a 50-month period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of the grant.

COMPANY PERFORMANCE AND CEO COMPENSATION

   Ellen Hancock is the Company's CEO. The Compensation Committee considered a variety of factors in its determination of Ms. Hancock's compensation for fiscal year 1999. In making its determination, the Committee gave particular weight to the Committee's analysis of corporate revenue and the Company's performance against its plan. The Committee also considered the influential role Ms. Hancock has played in the performance of the Company.

   COMPENSATION. For fiscal year 1999, Ms. Hancock received a base salary of $250,000. As with executive officers, the Committee gave less weight to base compensation as an incentive and gave more to stock options. In keeping with the Committee's philosophy that short-term cash incentives are not as effective in motivating performance as are stock options, Ms. Hancock did not receive a cash bonus in 1999, but was rather granted stock options.

   STOCK OPTIONS. In December 1999, Ms. Hancock was granted a nonqualified stock option for 600,000 shares under the 1998 Plan at an exercise price per share of $72.25. This option vests over months, while Ms. Hancock provides services to the Company or any subsidiary, as to two percent of the total shares subject to the grant per month. Ms. Hancock received these options in recognition of her performance over the year, to incentivize future performance and as a tool for retention.

1999 STOCK OPTION PLAN

   In January 2000, the Company's Board of Directors increased the number of shares available for issuance under the 1999 Plan by 8,000,000 shares. The 1999 Plan was adopted by the Board in January 1999 and is designed to meet the "broadly based plans" exemption from the stockholder approval requirement for stock option plans under the Nasdaq National Market listing requirements. Officers of the Company and individuals who are subject to Section 16 of the Exchange Act may not receive more than 40% of all shares reserved for grant under the 1999 Plan. Only nonqualified stock options may be granted under the 1999 Plan.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

   Internal Revenue Code Section 162(m) limits the Company's ability to deduct compensation in excess of $1,000,000 in any taxable year to the individual who is the CEO at the end of the taxable year and the four other highest compensated officers of the Company during the taxable year. Cash compensation for fiscal 1999 for any individual was not in excess of $1,000,000 and the Company does not expect cash compensation for fiscal 2000 to be in excess of $1,000,000 for any individual. The Company's 1998 Plan is in compliance with
Section 162(m) by limiting the amount of stock awards that may be granted to any one individual. The 1999 Plan is not in compliance with Section 162(m).

                                          COMPENSATION COMMITTEE

                                          PETER A. HOWLEY, CHAIR
                                          MAX D. HOPPER
                                          FREDERICK W.W. BOLANDER

                               PERFORMANCE GRAPH

   The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed soliciting material or filed under such acts.

   The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for the Company, the Nasdaq Composite Stock Market Index (US) and the Goldman Sachs Internet Index. The graph assumes that $100 was invested in the Company's Common Stock, the Nasdaq Composite Stock Market (US) and the GS Internet Index from the date of the Company's initial public offering on March 19, 1998 through December 31, 1999. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                              [PERFORMANCE GRAPH]
                   $100 Initial Investment on March 19,1998
                                               GS              Nasdaq
                            Exodus          Internet         Composite
                       Communications        Index             Index
                       --------------       --------         ---------
3/31/98...............        $101.36        $103.91           $101.98
6/30/98...............         161.99         127.37            105.26
9/30/98...............          88.24         130.99             94.10
12/31/98..............         232.58         270.52            121.82
3/31/99...............         486.88         441.78            136.75
6/30/99...............         868.33         395.74            149.23
9/30/99...............       1,043.44         364.38            152.57
12/31/99..............       2,571.95         568.91            226.08

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   From January 1, 1999 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which we or any of our subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a pecuniary interest, except as described in the Executive Compensation section above.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Common Stock ("10% Stockholders"), to file with the SEC initial reports of ownership on a Form 3 and reports of changes in ownership of our Common Stock and other equity securities on a Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and 10% Stockholders made all the necessary filings under Section 16(a) during 1999, except that the following individuals had late filings in 1999: Sam S. Mohamad (Form 4 for purchase of stock), Richard S. Stoltz (Form 4 for purchase and sale of stock) and Mark Dubovoy (Form 4 for purchase of stock).

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2001 must be received by January 2, 2001. Stockholders wishing to bring a proposal before the annual meeting for 2001 (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company no later than April 5, 2001.

                                OTHER BUSINESS

   The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

   Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

                                     PROXY

                          EXODUS COMMUNICATIONS, INC.

                 Annual Meeting of Stockholders - June 6, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints R. Marshall Case and Adam W. Wegner, and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Exodus Communications, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of Exodus Communications, Inc. (the "Meeting") to be held on June 6, 2000 at 10:00 a.m., Pacific Time, at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, and at any adjournment or postponement thereof.

When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the Board of Director nominees and for Proposals 2, 3, 4 5 and 6, and this Proxy authorizes the above designated Proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

[See reverse side] (Continued and to be signed on reverse side)

[X] Please mark votes as in this example

          The Board of Directors recommends a vote FOR the Proposals:

1. ELECTION OF DIRECTORS.


Nominees:    John R. Dougery      Ellen M. Hancoc         Thadeus J. Mocarski
             Mark Dubovoy         Max D. Hopper           Naomi O. Seligman
                                  Daniel C. Lynch

             [  ] For             [  ] Against            [  ] Abstain

   Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

   __________________________________________________________________________
2. AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY FROM 300,000,000 TO 1,500,000,000.

             [  ] For             [  ] Against            [  ] Abstain

3. AMENDMENT OF 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN BY 9,000,000 SHARES.

             [  ] For             [  ] Against            [  ] Abstain

4. AMENDMENT OF 1998 DIRECTORS STOCK OPTION PLAN TO CHANGE THE VESTING SCHEDULE UNDER THE PLAN.

             [  ] For             [  ] Against            [  ] Abstain

5. AMENDMENT OF 1998 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 1,800,000 SHARES AND TO PROVIDE THAT THE NUMBER OF SHARES RESERVED FOR ISSUANCE WILL AUTOMATICALLY BE INCREASED EACH YEAR BY AN AMOUNT EQUAL TO 1% OF THE TOTAL NUMBER OF SHARES OUTSTANDING.

             [  ] For             [  ] Against            [  ] Abstain

6. RATIFICATION OF APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT
   AUDITORS.

             [  ] For             [  ] Against            [  ] Abstain

   Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

[ ] Mark here for address change and note below

Signature:__________________________ Date: _________________

Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the meeting.

                                                                         ANNEX A

                          EXODUS COMMUNICATIONS, INC.

                          1998 EQUITY INCENTIVE PLAN

                        As Adopted January 15, 1998 and
                  Amended June 2, 1999 and February 29, 2000


         1.   PURPOSE.  The purpose of this Plan is to provide incentives to
              -------
attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2.   SHARES SUBJECT TO THE PLAN.
              --------------------------

              2.1  Number of Shares Available.  Subject to Sections 2.2 and 18,
                   --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 29,000,000 Shares plus (a) any authorized shares not issued or subject to outstanding grants under the Company's 1997 Equity Incentive Plan the ("Prior Plan") on the Effective Date (as defined in Section 19 below); (b) shares that are subject to issuance upon exercise of an option granted under the Prior Plan but cease to be subject to such option for any reason other than exercise of such option; and (c) shares that were issued under the Prior Plan which are repurchased by the Company at the original issue price or forfeited. Subject to Sections 2.2 and 18, Shares that are subject to: (x) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (y) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (z) an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

              2.2       Adjustment of Shares.  In the event that the number of
                        --------------------
outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that
                                                        --------  -------
fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         3.   ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted
              -----------
only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide
         --------
services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 750,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,250,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

         4.   ADMINISTRATION.
              --------------

              4.1   Committee Authority.  This Plan will be administered by the
                    -------------------
Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direc-tion of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

         (c)  select persons to receive Awards;

         (d)  determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

         (g)  grant waivers of Plan or Award conditions;

         (h)  determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j)  determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

              4.2  Committee Discretion.  Any determination made by the
                   --------------------
Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

         5.   OPTIONS.  The Committee may grant Options to eligible persons and
              -------
will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

              5.1  Form of Option Grant.  Each Option granted under this Plan
                   --------------------
will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

              5.2  Date of Grant.  The date of grant of an Option will be the
                   -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

              5.3  Exercise Period.  Options may be exercisable within the times
                   ---------------
or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be
                                 --------  -------
exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by
             ----------------
attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

              5.4  Exercise Price.  The Exercise Price of an Option will be
                   --------------
determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

              5.5  Method of Exercise.  Options may be exercised only by
                   ------------------
delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

              5.6  Termination.  Notwithstanding the exercise periods set forth
                   -----------
in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

         (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

              5.7  Limitations on Exercise.  The Committee may specify a
                   -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

              5.8  Limitations on ISO.  The aggregate Fair Market Value
                   ------------------
(determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

              5.9  Modification, Extension or Renewal.  The Committee may
                   ----------------------------------
modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced
                --------  -------
below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

              5.10 No Disqualification.  Notwithstanding any other provision in
                   -------------------
this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the
              ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

              6.1  Form of Restricted Stock Award.  All purchases under a
                   ------------------------------
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

              6.2  Purchase Price.  The Purchase Price of Shares sold pursuant
                   --------------
to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

              6.3  Terms of Restricted Stock Awards.  Restricted Stock Awards
                   --------------------------------
shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

              6.4  Termination During Performance Period.  If a Participant is
                   -------------------------------------
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

         7.   STOCK BONUSES.
              -------------

              7.1  Awards of Stock Bonuses.  A Stock Bonus is an award of Shares
                   -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

              7.2  Terms of Stock Bonuses.  The Committee will determine the
                   ----------------------
number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

              7.3  Form of Payment.  The earned portion of a Stock Bonus may be
                   ---------------
paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         8.   PAYMENT FOR SHARE PURCHASES.
              ---------------------------

              8.1  Payment.  Payment for Shares purchased pursuant to this Plan
                   -------
may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a)  by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not
                                --------  -------
              employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

         (d) by waiver of compensation due or accrued to the Participant for services rendered;

         (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

              (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f)  by any combination of the foregoing.

              8.2  Loan Guarantees.  The Committee may help the Participant pay
                   ---------------
for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9.   WITHHOLDING TAXES.
              -----------------

              9.1  Withholding Generally.  Whenever Shares are to be issued in
                   ---------------------
satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

              9.2  Stock Withholding.  When, under applicable tax laws, a
                   -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

         10.  PRIVILEGES OF STOCK OWNERSHIP.
              -----------------------------

              10.1  Voting and Dividends.  No Participant will have any of the
                    --------------------
rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to
                  --------  -------
retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

              10.2  Financial Statements.  The Company will provide financial
                    --------------------
statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be
                                    --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11.  TRANSFERABILITY.  Awards granted under this Plan, and any interest
              ---------------
therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

         12.  RESTRICTIONS ON SHARES.  At the discretion of the Committee, the
              ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

         13.  CERTIFICATES.  All certificates for Shares or other securities
              ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
              ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the

Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require
                           --------  -------
or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or
              -----------------------------
from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not
              ----------------------------------------------
be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award
              -----------------------
granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18.  CORPORATE TRANSACTIONS.
              ----------------------

              18.1  Assumption or Replacement of Awards by Successor.  In the
                    ------------------------------------------------
event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine; provided, however, that the Committee may, in its sole
               --------  -------
discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

              18.2  Other Treatment of Awards.  Subject to any greater rights
                    -------------------------
granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

              18.3  Assumption of Awards by the Company.  The Company, from time
                    -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable
-------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19.  ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become
              ---------------------------------
effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to
           --------  -------
initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be canceled, any Shares issued pursuant to any Award granted pursuant to such increase will be canceled, and any purchase of Shares pursuant to such increase will be rescinded.

         20.  TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided
              --------------------------
herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

         21.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time
              --------------------------------
terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval
              --------  -------
of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

         22.  NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by
              --------------------------
the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         23.  DEFINITIONS.  As used in this Plan, the following terms will have
              -----------
the following meanings:

              "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

              "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

              "Board" means the Board of Directors of the Company.

              "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Committee" means the Compensation Committee of the Board.

              "Company" means Exodus Communications, Inc. or any successor corporation.

              "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

              "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                           -----------------------

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                          -----------------------

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall
                                                                       --------
              Street Journal;
              --------------

         (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

         (d) if none of the foregoing is applicable, by the Committee in good faith.

              "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

              "Option" means an award of an option to purchase Shares pursuant to Section 5.

              "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "Participant" means a person who receives an Award under this Plan.

              "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

              (a) Net revenue and/or net revenue growth;

              (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

              (c) Operating income and/or operating income growth;

              (d) Net income and/or net income growth;

              (e) Earnings per share and/or earnings per share growth;

              (f) Total shareholder return and/or total shareholder return growth;

              (g) Return on equity;

              (h) Operating cash flow return on income;

              (i) Adjusted operating cash flow return on income;

              (j) Economic value added; and

              (k) Individual confidential business objectives.

              "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

              "Plan" means this Exodus Communications, Inc. 1998 Equity Incentive Plan, as amended from time to time.

              "Restricted Stock Award" means an award of Shares pursuant to
Section 6.

              "SEC" means the Securities and Exchange Commission.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

              "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

              "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

              "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

              "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                                                         ANNEX B

                          EXODUS COMMUNICATIONS, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                        As Adopted January 15, 1998 and
                 Amended January 27, 1998 and February 29, 2000


      1. Establishment of Plan. Exodus Communications, Inc. (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "Plan"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "Participating Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). "Participating Subsidiaries" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "Board") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.
A total of 6,600,000 shares of the Company's Common Stock is reserved for issuance under this Plan. In addition, on each January 1, the aggregate number of shares of the Company's Common Stock reserved for issuance under this Plan shall be increased automatically by a number of shares equal to one percent (1%) of the total outstanding shares of the Company as of the immediately preceding December 31; provided, however, that such annual evergreen increases shall in no event cause the number of shares issuable under this Plan to exceed 20,000,000 shares. Such number shall be subject to adjustments effected in accordance with
Section 14 of this Plan.

     2. Purpose. The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

     3. Administration. This Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     4. Eligibility. Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

         (a) employees who are customarily employed for twenty (20) hours or less per week;

         (b) employees who are customarily employed for five (5) months or less in a calendar year;

         (c) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries; and

         (d) individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax
                                    ------ ---
purposes.

     5. Offering Dates. The offering periods of this Plan (each, an "Offering Period") shall be of twenty-four (24) months duration commencing on May 1 and November 1 of each year and ending on April 30 and October 31 of each year; provided, however, that notwithstanding the foregoing, the first such Offering
-----------------
Period shall commence on the first business day on which price quotations for the Company's Common Stock are available on the Nasdaq National Market (the "First Offering Date") and shall end on April 30, 2000. Each Offering Period shall consist of four (4) six month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall consist of no more than five and no fewer than three Purchase Periods, any of which may be greater or less than six months as determined by the Committee. The first business day of each Offering Period is referred to as the "Offering Date". The last business day of each Purchase Period is referred to as the "Purchase Date". The Committee shall have the power to change the duration of Offering Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     6. Participation in this Plan. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "Treasury Department") not later than five (5) days before such Offering Date. Notwithstanding the foregoing, the Committee may set a later time for filing the subscription agreement authorizing payroll deductions for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than five (5) days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

     7. Grant of Option on Enrollment. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock), provided, however, that the number of shares of the Company's  Common Stock
-----------------
subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Purchase Date. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 below.

     8. Purchase Price. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

         (a)  The fair market value on the Offering Date; or

         (b)  The fair market value on the Purchase Date.

         For purposes of this Plan, the term "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

            (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                                      -----------------------

            (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                             -----------------------

            (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or
                 -----------------------

            (d) if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Date will be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

    9. Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

       (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean base salary not to exceed $250,000 per calendar year, provided however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

       (b) A participant may decrease or increase the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

       (c) A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Treasury Department a request for cessation of payroll deductions. Such reduction shall be effective beginning with the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the request and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

       (d) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

       (e) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

       (f) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

       (g) During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

   10. Limitations on Shares to be Purchased.

       (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

       (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

       (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. The maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount") shall be 8,000, until otherwise determined by the Committee not less than thirty (30) days prior to the commencement of any Offering Period. In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

       (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected.

       (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

   11. Withdrawal.

       (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

       (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

       (c) If the Fair Market Value on the first day of the current Offering Period in which a participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Except with respect to the first Offering Period, any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period. In the event that the Fair Market Value on the First Offering Date is higher than the Fair Market Value on the first day of the second Offering Period, any funds accumulated in a participant's account prior to the first day of the second Offering Period will be applied to the purchase of shares on the Purchase Date next following the first day of such second Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period

   12. Termination of Employment.  Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or
--------
reemployment upon the expiration of such leave is guaranteed by contract or statute.

   13. Return of Payroll Deductions. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

   14. Capital Changes. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any
                              -----------------
convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The

Committee may, in the exercise of its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares under this Plan prior to such termination. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the Plan will terminate immediately prior to the consummation of such transaction, unless otherwise provided by the Committee.

    The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

     15. Nonassignability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     16. Reports. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

     17. Notice of Disposition. Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

     18. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

     19. Equal Rights And Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in this Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Term; Stockholder Approval. After this Plan is adopted by the Board, this Plan will become effective on the First Offering Date (as defined above). This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

    22.  Designation of Beneficiary.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    23. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    24. Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

    25. Amendment or Termination of this Plan. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

         (a) increase the number of shares that may be issued under this Plan;
or

         (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

                                                                         ANNEX C

                          EXODUS COMMUNICATIONS, INC.

                        1998 DIRECTORS STOCK OPTION PLAN

                        As Adopted January 15, 1998 and
                 Amended January 27, 1998 and February 29, 2000



     1. Purpose. This 1998 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for certain nonemployee members of the Board of Directors of Exodus Communications, Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

     2. Adoption and Stockholder Approval. After this Plan is adopted by the Board of Directors of the Company (the "Board"), this Plan will become effective on the time and date (the "Effective Date") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

     3. Types of Options and Shares. Options granted under this Plan shall be non-qualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

     4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 1,600,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

     5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

     6.  Eligibility and Award Formula.

         6.1  Eligibility.  Options shall be granted only to directors of the
              -----------
Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "Optionee").

         6.2  Initial Grant.  Each Optionee who is or becomes a member of the
              -------------
Board on or after the Effective Date will automatically be granted an Option for 40,000 Shares (an "Initial Grant") on the earlier of the Effective Date or on the date such Optionee becomes a member of the Board; provided that those individuals who were members of the Board of Directors of Exodus Communications, Inc., a California corporation, shall not be eligible to receive an Initial Grant.

         6.3  Succeeding Grants.  On the date of each Annual Meeting of
              -----------------
Stockholders following an Optionee's Initial Grant (or previous grant from the Company outside this Plan if such Optionee was ineligible to receive an Initial Grant) provided the Optionee is a member of the Board on such date and has served continuously as a member of the Board since the date of such Optionee's Initial Grant or previous grant, as the case may be, the Optionee will automatically be granted an Option for 10,000 Shares (a "Succeeding Grant").

     7.  Terms and Conditions of Options. Subject to the following and to
Section 6 above:

         7.1  Form of Option Grant.  Each Option granted under this Plan shall
              --------------------
be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

         7.2  Vesting.  The date an Optionee receives an Initial Grant or a
              -------
Succeeding Grant is referred to in this Plan as the "Start Date" for such Option. Options become exercisable as they vest.

              (a) Initial Grants.  Each Initial Grant made on or after February
                  --------------
29, 2000 will vest over three years as to thirty three and one-third percent (33.33%) of the Shares on the first anniversary following its Start Date and for the next twenty-four (24) months thereafter shall vest monthly as to 2.7777% of the Shares, so long as the Optionee continuously remains a director or a consultant of the Company. Each Initial Grant made prior to February 29, 2000 will vest as to thirty three and one-third percent (33.33%) of the Shares at the end of each annual anniversary of the Start Date for such Initial Grant, so long as the Optionee continuously remains a director or consultant of the Company. Fractional shares shall not be exercisable but shall carry forward and be added to fractional shares that vest subsequently until such fractional shares equal a whole exercisable share.

              (b) Succeeding Grants.  Each Succeeding Grant made on or after
                  -----------------
February 29, 2000 will vest over four years as to 2.0833% of the Shares each month following its Start Date, so long as the Optionee continuously remains a director or a consultant of the Company. Each Succeeding Grant made prior to February 29, 2000 will vest as to twenty-five percent (25%) of the Shares at the end of each annual anniversary of the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director or consultant of the Company. Fractional shares shall not be exercisable but shall carry forward and be added to fractional shares that vest subsequently until such fractional shares equal a whole exercisable share.

         7.3  Exercise Price.  The exercise price of an Option shall be the
              --------------
Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

         7.4  Termination of Option.  Except as provided below in this Section,
              ---------------------
each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

              (a) Termination Generally.  If the Optionee ceases to be a member
                  ---------------------
of the Board or a consultant of the Company for any reason except death of the Optionee or disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

               (b) Death or Disability.  If the Optionee ceases to be a member
                   -------------------
of the Board or a consultant of the Company because of the death of the Optionee or the disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

     8.  Exercise of Options.

         8.1  Exercise Period.  Subject to the provisions of Section 8.5 below,
              ---------------
Options shall be exercisable as they vest.


         8.2  Notice.  Options may be exercised only by delivery to the Company
              ------
of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

         8.3  Payment.  Payment for the Shares purchased upon exercise of an
              -------
Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

         8.4  Withholding Taxes.  Prior to issuance of the Shares upon exercise
              -----------------
of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

         8.5  Limitations on Exercise.  Notwithstanding the exercise periods
              -----------------------
set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

              (a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

              (b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

     9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

    10. Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

    11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.


    12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

    13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

    14. Acceleration of Options on Certain Corporate Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within six months of the consummation of said event. Any options not exercised within such six-month period shall expire.

    15. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

    16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

    17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

         17.1 "Parent" means any corporation (other than the Company) in an unbrokenchain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing

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50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

         17.4 "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                                   -----------------------

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                          -----------------------

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall
                                                                       --------
              Street Journal;
              --------------

         (d) in the case of an Option granted on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

         (e) if none of the foregoing is applicable, by the Committee in good faith.

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